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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the use of our report dated February 16, 1999 included in the Annual Report of The Presley Companies for the year ended December 31, 1998, with respect to the consolidated financial statements, as amended, included in this Form 10-K/A.

                                                           /s/ ERNST & YOUNG LLP

Newport Beach, California
October 4, 1999